EXHIBIT C to
                                                     Unit 1 First Amendment

         [FORM OF FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT]

             FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT


ATTENTION ROBERTSON COUNTY, TEXAS RECORDER:

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)
c/o DONALD H. SNELL
O'Neill, Snell, Banowsky & McClure
200 Crescent Court, Suite 1030
Dallas, Texas 75201


THE STATE OF TEXAS

COUNTY OF ROBERTSON

              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT

     THIS FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT (this "Agreement") is made as of September 29, 1993 among the banks (the "Banks") which are parties to that certain Unit 1 First Amended and Restated Project Loan and Credit Agreement dated as of January 8, 1992 (as amended by the First Amendment (as defined below), and as further amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the Banks and the Replacement Note Holder (in such capacity, together with its successors in such capacity, the "Agent") (the Banks, the Replacement Note Holder and the Agent collectively herein referred to as the "Secured Parties"), TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation ("TNP") and TEXAS GENERATING COMPANY, a Texas corporation ("TGC" or the "Borrower"). Unless otherwise defined herein, the capitalized terms used herein shall have the meanings given to those terms in the Credit Agreement.

                           W I T N E S S E T H:

                                 Recitals:

     A. The Banks, the Agent, Project Funding Corporation, a Delaware corporation ("PFC") and TNP have heretofore entered into the Project Loan and Credit Agreement dated as of December 1, 1987 (the "Project Credit Agreement") pursuant to the terms of which the Banks made Loans, prior to the Alternative Assumption Date, to PFC and, thereafter, to the Borrower in an aggregate


              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT

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 principal amount of THREE HUNDRED FORTY-FIVE MILLION DOLLARS
($345,000,000).

     B. The Alternative Assumption Date occurred as of June 8, 1990. Certain of the obligations of PFC under the terms of the Project Credit Agreement were assumed by the Borrower pursuant to that certain Assumption Agreement recorded in Volume 549 at Page 83 of the Public Records of Robertson County, Texas. The Mortgage Trust Estate was conveyed by PFC to the Borrower pursuant to that certain Conveyance and Bill of Sale dated effective as of June 8, 1990, recorded in Volume 550 at Page 103 of the Public Records of Robertson County, Texas.

     C. The Obligations under the terms of the Credit Agreement are secured, in part, by the terms, provisions, liens and security interests of that certain Mortgage and Deed of Trust (with Security Agreement and UCC Financing Statement for Fixture Filing), dated as of December 1, 1987 (the "Mortgage") which was filed of record on December 3, 1987, in Volume 507 at Page 291 of the Public Records of Robertson County, Texas, as supplemented by the Supplemental Mortgage and Deed of Trust (with Security Agreement and UCC Financing Statement for Fixture Filing) filed of record on January 27, 1992, in Volume 573 at Page 603 of the Public Records of Robertson County, Texas. The Mortgage covers certain property as more particularly described therein less and except certain lands subsequently released from the Mortgage by the partial release of liens, dated as of October 1, 1988 and recorded in Volume 521 at Page 528 of the Public Records of Robertson County, Texas.

     D. TGC conveyed a 30/345 undivided interest in the Mortgage Trust Estate to TNP pursuant to that certain Conveyance and Bill of Sale dated as of December 27, 1990, and recorded in Volume 556 at Page 653 of the Public Records of Robertson County, Texas. By the partial release of liens, recorded in Volume 572 at Page 372 of the Public Records of Robertson County, Texas, and filed with the Secretary of State of the State of Texas, the Agent released from the Mortgage the undivided interest which was purchased by TNP.

     E. TGC conveyed a 45/345 undivided interest in the Mortgage Trust Estate to TNP pursuant to that certain Conveyance and Bill of Sale dated as of January 27, 1992 and recorded in Volume 573 at Page 552 of the Public Records of Robertson County, Texas. By the partial release of liens, recorded in Volume 573 at Page 589 of the Public Records of Robertson County, Texas, and filed with the Secretary of State of the State of Texas, the Agent released from the Mortgage the undivided interest which was purchased by TNP.

              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT

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     F.   TNP, the Borrower and the Secured Parties entered into
the Credit Agreement and executed and delivered the (i) First TGC Modification and Extension Agreement dated as of January 24, 1992 and caused it to be recorded in Volume 573 at Page 477 of the Public Records of Robertson County, Texas, (ii) the Second TGC Modification and Extension Agreement dated as of January 27, 1992 and caused it to be recorded in Volume 573 at Page 504 of the Public Records of Robertson County, Texas and (iii) the Third TGC Modification and Extension Agreement dated as of January 27, 1992 and caused it to be recorded in Volume 573 at Page 518 of the Public Records of Robertson County, Texas, in each case as a memorial of certain modifications of, amendments to or occurrence of events under the Credit Agreement and to confirm the validity and priority of the liens, security interests and assignments of the Mortgage securing the Obligations.

     G. TNP, the Borrower and the Secured Parties have modified the terms of the Credit Agreement as set forth in the First Amendment (as defined below) and have executed, delivered and caused this Agreement to be filed of record as a memorial of the occurrence of such modifications and to confirm the validity and priority of the liens, security interests and assignments of the Mortgage securing the Obligations.

     H.   The Agent is authorized by Section 15.01 of the Credit
Agreement to execute and deliver this Agreement.

                                Agreements

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, TNP, the Borrower and the Agent, on behalf of the Secured Parties, agree as follows:

     1. Modification of Terms of the Credit Agreement. The terms and provisions of the Credit Agreement are amended and modified pursuant to that certain Amendment No. 1 dated as of September 21, 1993 to the Unit 1 First Amended and Restated Project Loan and Credit Agreement of even date herewith, executed and delivered by TNP, the Borrower and the Banks and other parties thereto (the "First Amendment"). The First Amendment, among other things, facilitates TNP's or TGC's issuing Permitted Collateralized Indebtedness that, upon the fulfillment of certain terms and conditions of the Credit Agreement, shall be Obligations secured by the liens, security interests and assignments of the Mortgage from time to time. As of the date hereof, the aggregate principal amount of Loans outstanding under the Credit Agreement is $211,000,000, of which $146,000,000 is

              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT

<page 3>

 Project Loans evidenced by Project Notes and $65,000,000 is a Replacement Loan evidenced by the First Replacement Note.

     2. Effect of Modification. The Obligations as described in the Credit Agreement are secured by the liens, security interests and assignments of the Mortgage and the other Security Documents. The validity and priority of the liens, security interests and assignments of the Mortgage shall not be extinguished, impaired, reduced, released, or adversely affected by the terms of this Agreement or the First Amendment.

     3. Extension of Rights and Liens. The Borrower hereby extends all rights, titles, liens, security interests, assignments, powers and privileges securing the Obligations as described in the Credit Agreement by virtue of the Mortgage until all of such Obligations have been paid in full and agrees that the execution of this Agreement shall in no manner impair the rights, titles, liens, security interests, assignments, powers and privileges existing by virtue of the Mortgage, as they are extended and modified hereby.

     4. Joinder of Guarantor. TNP, as guarantor under the TNP Guaranty, hereby (i) consents to the execution, delivery and performance by TGC of this Agreement and any other Amendment Document to which TGC is or is intended to be a party and the consummation of the transactions contemplated hereby and thereby,
(ii) agrees that the TNP Guaranty shall remain in full force and effect after giving effect to such transactions and (iii) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the TNP Guaranty.

     5. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of TNP, the Borrower and the Agent, for the benefit of the Secured Parties; provided, however, nothing contained in this
Section is intended to authorize TNP or the Borrower to assign any of the Obligations or to sell any of the Mortgage Trust Estate except in accordance with the Credit Agreement and the Facility Purchase Agreement.

     6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT

<page 4>

     EXECUTED as of the date first hereinabove written.


                              SECURED PARTIES:


                              THE CHASE MANHATTAN BANK (NATIONAL
                                ASSOCIATION), as Agent


                              By: \s\ Betty Lou Robert
                                 Title: Vice President


                              BORROWER:

                              TEXAS GENERATING COMPANY,
                                a Texas corporation

                              By: \s\ D. R. Barnard
                                 Title: President


The undersigned hereby
consents and agrees to
the foregoing pursuant
to Section 1(c) of the
Intercreditor Agreement
as defined in the Credit
Agreement.

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION),
  as Collateral Agent


By: \s\ Betty Lou Robert
   Title: Vice President

              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT

<page 5>

The undersigned is a party to
this Agreement for the sole
purpose of agreeing to the
provisions of Section 4 to
this Agreement.

TNP:

TEXAS-NEW MEXICO POWER COMPANY,
  a Texas corporation


By: \s\ D. R. Barnard
   Title: Vice President and Chief Financial Officer

              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT

<page 6>

STATE OF NEW YORK

COUNTY OF NEW YORK


     This instrument was acknowledged before me on the 27th day of September, 1993, by Betty Lou Robert, Vice President of THE
CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Agent.



                               \s\ Elizabeth A. Sullivan
                              NOTARY PUBLIC in and for
                                the State of NEW YORK

My Commission Expires:
2/1/95

              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT

<page 7>


STATE OF NEW YORK

COUNTY OF NEW YORK


     This instrument was acknowledged before me on the 27th day of September, 1993, by Betty Lou J. Robert, Vice President, of
THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Collateral
Agent.



                              \s\ Elizabeith A. Sullivan
                              NOTARY PUBLIC in and for
                                the State of NEW YORK


My Commission Expires:
2/1/95

              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT
<page 8>


STATE OF New York

COUNTY OF New York

     This instrument was acknowledged before me on the 27th day of September, 1993, by D. R. Barnard, Vice President of TEXAS-
NEW MEXICO POWER COMPANY, a Texas corporation, on behalf of said corporation.



                              \s\ Aisha Piracha
                              NOTARY PUBLIC in and for
                                the State of New York

My Commission Expires:
November 16, 1994


              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT

<page 9>


STATE OF New York

COUNTY OF New York


     This instrument was acknowledged before me on the 27th day of September, 1993, by D. R. Barnard, President of TEXAS
GENERATING COMPANY, a Texas corporation, on behalf of said corporation.



                              \s\ Aisha Piracha
                              NOTARY PUBLIC in and for
                                the State of New York


My Commission Expires:
11/16/94

              FOURTH TGC MODIFICATION AND EXTENSION AGREEMENT

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